UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 30, 2014

DORAL FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Puerto Rico	001-31579	66-0312162
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

1451 Franklin D. Roosevelt Avenue, San Juan, Puerto Rico	00920-2717
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (787) 474-6700

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On May 30, 2014, Doral Financial Corporation (the “Company”), entered into a Mortgage Loan Purchase and Sale and Interim Servicing Agreement (the “Purchase Agreement”) with FirstBank Puerto Rico (“FirstBank”). Pursuant to the Purchase Agreement, the Company sold on May 30, 2014 (the “Closing Date”), all rights, title and interests in mortgage loans (the “Mortgage Loans”) with approximately $242.1 million in outstanding unpaid principal balance, consisting of $233.7 million in outstanding unpaid principal balance of first mortgages, purchased at par, and $8.4 million in outstanding principal balance of second mortgages, purchased at 5% of the outstanding principal balance, or approximately $420,000. The Mortgage Loans had been provided as collateral by the Company to FirstBank in secured borrowings pursuant to a series of credit agreements between the parties entered into on May 25, 2006 (the “Credit Agreements”). As consideration for the purchase of the Mortgage Loans, FirstBank credited approximately $234.1 million in full satisfaction of the outstanding balance of the Company’s borrowings plus interest owed to FirstBank under the Credit Agreements and paid approximately $5,000 in cash to the Company, for a total purchase price of $234.1 million. The purchase price is subject to adjustment, if applicable, pursuant to the terms of the Escrow Agreement defined below.

The Mortgage Loans were sold to FirstBank on a servicing released basis. Pursuant to the Purchase Agreement, Doral Bank, the Company’s wholly-owned banking subsidiary in Puerto Rico, will continue to service the Mortgage Loans for an interim period of no longer than 90 days following the Closing Date (the “Interim Servicing Period”) and will collect 0.50% per annum for all loans based on the unpaid principal balance for its services during the Interim Servicing Period.

Under the terms of the Purchase Agreement, the Company and FirstBank each made certain representations and warranties that are customary in a mortgage purchase agreement, including the Company’s representation and warranty that none of the Mortgage Loans are, as of the Closing Date, mortgages for which the borrower has filed for bankruptcy protection under the United States Bankruptcy Code, mortgages in foreclosure process, or mortgages for which principal and interest payments are more than 120 days past the related due dates. FirstBank is entitled to a period from the Closing Date through June 30, 2014 for post-closing analysis of the mortgages, during which period FirstBank may provide notice to the Company of any Mortgage Loan that does not conform to the Company’s representations and warranties under the Purchase Agreement (a “Defective Mortgage Loan”). The Company may, in its sole discretion, elect to (i) substitute the Defective Mortgage Loan with a mortgage in an amount equal to or greater than the unpaid principal balance and with a similar maturity date, or (ii) repurchase the Defective Mortgage Loan. The Company’s obligation to substitute or repurchase Defective Mortgage Loans in connection with the Purchase Agreement is limited to an amount not greater than $10 million. The Purchase Agreement provides for customary indemnification by the Company and FirstBank for losses or damages arising out of or in connection with the Purchase Agreement.

As of the Closing Date, FirstBank had identified certain Defective Mortgage Loans which had unpaid real estate taxes or unreleased prior mortgage liens (the “Defects”). In order to avoid a delay in the Closing Date, the Company deposited $1.3 million in an escrow account with Chicago Title Insurance Company (the “Escrow Account”) pursuant to an Escrow Agreement with FirstBank (the “Escrow Agreement” and, together with the Purchase Agreement, the “Agreements”). Under the terms of the Escrow Agreement, the Company has a period of 6 months from the Closing Date (the “Cure Period”) to cure the Defects, using the funds in the Escrow Account as a source of funds to cover the Defects. The Company will receive disbursement from the Escrow Account of fifty percent (50%) of the aggregate amount of unpaid tax paid or satisfied by the Company during the Cure Period, and $1,000 for every unreleased prior lien which is released during the Cure Period. FirstBank will receive the balance of funds held in the Escrow Account.

The termination of the Credit Agreements and the disposition of the Mortgage Loans are further disclosed in Item 1.02 and Item 2.01, respectively, of this Current Report on Form 8-K (the “Report”).

Item 1.02. Termination of a Material Definitive Agreement.

On May 30, 2014, pursuant to the Purchase Agreement described in Item 1.01, the Company and FirstBank terminated the Credit Agreements. The information set forth in Item 1.01 of this Report is incorporated by reference herein.

Item 2.01. Completion of Acquisition or Disposition of Assets.

On May 30, 2014, the Company completed the disposition of the Mortgage Loans described in Item 1.01. The information set forth in Item 1.01 of this Report is incorporated by reference herein.

Item 8.01. Other Events.

The Company is subject to annual examinations by the Federal Reserve Bank of New York (the “FRBNY”), the Federal Deposit Insurance Corporation (the “FDIC”) and Office of the Commissioner of Financial Institutions of Puerto Rico (the “Office of the Commissioner”). The Company expects that in response to media reports and rating agency downgrades of Puerto Rico debt obligations due to the continuing deterioration of the Puerto Rico economy the quality of the Company’s assets and credit of the Company’s borrowers in Puerto Rico will continue to deteriorate, adversely affecting the Company’s financial condition, results of operations, and business prospects. The Company believe that unless it promptly and proactively responds to these anticipated regulatory and economic trends arising in the Puerto Rico market the Company’s regulators could take additional regulatory action involving the Company and/or other banks operating in Puerto Rico that could materially and adversely affect the Company’s financial condition, results of operations, and business prospects including the resolution of Doral Bank. The transaction with FirstBank described in Item 1.01 is one separate transaction of several unrelated transactions that the Company believes it will have to take in order to restructure its business operations and capital structure. The Company anticipates that in 2014 it will have to undertake multiple transactions affecting its businesses and capital structure some of which will require regulatory and/or stockholder approval. The Company is unable to determine the scope of the different transactions it will have to undertake as subsequent transactions will be dependent upon the success or failure of previous transactions as well as whether the Company and Doral Bank are successful in collecting the tax receivables due from the Government of Puerto Rico. Refer to Item 1A. “Risk Factors” included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013 (the “Form 10-K”), which was filed with the SEC on March 21, 2014 and is available on the Company’s website at www.doralbank.com.

The Company is developing and evaluating alternative strategic initiatives to respond to the significant trends affecting the Company’s business in order to maximize shareholder value. In particular, the Company has engaged several investment banking firms to assist it in structuring its businesses so that the Company addresses in a comprehensive way the adverse effects on its business from the continued economic problems in Puerto Rico while allowing the Company to capitalize on its success in building its U.S.-based business. Although at this time the Company has not determined to pursue any particular strategic transaction, the Company expects during 2014 to transform its businesses which may include, among other actions, selling performing and non-performing assets and businesses, improving the Company’s capital structure to allow the Company to pursue new business opportunities and focusing the Company’s future growth on the U.S. market or undertaking other strategic transactions to fully address the regulatory directives of the FRBNY, FDIC and/or the Office of the Commissioner.

The Company is subject to a Written Agreement with the FRBNY (the “Written Agreement”) and Doral Bank is subject to a Consent Order with the FDIC and the Office of the Commissioner (the “Consent Order”) that mandates the Company and Doral Bank to comply with the terms of the regulatory orders. The Company may become the subject of additional regulatory actions that could materially adversely affect its results of operations or even lead to a resolution of Doral Bank. Under the Consent Order and the Written Agreement the FRBNY, FDIC and the Office of the Commissioner may impose conditions on the Company and/or Doral Bank that one or both entities may not be able to comply with, or even if complied with may materially adversely affect the Company’s and/or Doral Bank’s operations and liquidity and capital resources, as well as their ability to meet their regulatory or financial obligations. The Company anticipates that the terms of the Written Agreement and the Consent Order will be changed during 2014. The Company’s banking regulators could take additional actions to protect Doral Bank or to ensure that the holding company remains as a source of financial and managerial strength to Doral Bank, and such actions could have a material adverse effect on the Company. If the Company fails to comply with the Consent Order or the Written Agreement in the future, or if, in the opinion of the FRBNY, FDIC or the Office of the Commissioner, the Company’s financial, operating or regulatory condition has significantly deteriorated, as a result of ongoing or future regulatory examinations, the Company may become subject to additional regulatory enforcement actions up to and including the appointment of a receiver or conservator for Doral Bank.

The Company and Doral Bank require the prior approval of their respective regulators prior to implementing any plan to sell assets or businesses or undertake other transactions that could affect their respective regulatory orders. If the FRBNY, the FDIC and/or the Office of the Commissioner do not approve any such proposed transaction, the Company may be unable to successfully restructure its business, which could materially adversely affect its results of operations, financial condition and business prospects. The Company’s management is seeking to develop a strategic plan to respond to the continued weak economic conditions in Puerto Rico as well as the Company’s continued success in developing its business in the U.S.; however, the Company currently does not have the authority, without further regulatory consent, to engage in any transaction as part of a strategic plan. Both the Company and Doral Bank will require the prior authorization of their respective regulatory authorities prior to implementing any strategic plan, such as a proposed sale of material assets or businesses or a merger or other business combination involving the Company and/or Doral Bank. If the Company is unable to obtain such approval, the Company and/or Doral Bank will not have the authority to implement any proposed strategic transaction and, as a result, the Company’s results of operations, financial condition and business prospects may be materially adversely affected.

The Company and Doral Bank are subject to regulatory capital adequacy and other supervisory guidelines, and if they fail to meet those guidelines the Company’s business and financial condition will be adversely affected. Under regulatory capital adequacy guidelines and other regulatory requirements, the Company and Doral Bank must meet guidelines that include quantitative measures of assets, liabilities and certain off balance sheet items, subject to quantitative judgments by regulators regarding components, risk weightings and other factors. Supervisory guidelines also address, among other things, asset quality and liquidity. If either the Company or Doral Bank fails to meet these minimum capital adequacy requirements or any other supervisory and regulatory requirements (including those requirements set forth in the Consent Order and the Written Agreement), the Company’s business and financial condition will be adversely affected. A failure to meet regulatory capital adequacy guidelines, among other things, will affect Doral Bank’s ability to obtain in the future the FDIC’s waiver to accept or rollover brokered deposits and could result in additional supervisory actions by federal and/or Puerto Rico banking authorities.

FORWARD-LOOKING STATEMENTS

This communication contains forward-looking statements within the meaning of, and subject to the protection of, the Private Securities Litigation Reform Act of 1995, as amended. In addition, the Company may make forward-looking statements in its other press releases, filings with the SEC or in other public or shareholder communications and its senior management may make forward-looking statements orally to analysts, investors, the media and others.

These forward-looking statements may relate to the Company’s financial condition, results of operations, plans, objectives, future performance and business, including, but not limited to, statements with respect to the adequacy of the allowance for loan and lease losses, delinquency trends, market risk and the impact of general economic conditions, interest rate changes, capital markets conditions, capital adequacy and liquidity, and the effect of legal or regulatory proceedings, tax legislation and tax rules, deferred tax assets and related reserves, the ability to collect the tax receivables due to the Company or its subsidiaries from Puerto Rico, compliance and regulatory matters and new accounting standards and guidance on the Company’s financial condition and results of operations. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts, but instead represent the Company’s current expectations regarding future events. Such forward-looking statements may be generally identified by the use of words or phrases such as “would be,” “will allow,” “intends to,” “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimate,” “project,” “believe,” “expect,” “predict,” “forecast,” “anticipate,” “plan,” “outlook,” “target,” “goal,” and similar expressions and future conditional verbs such as “would,” “should,” “could,” “might,” “can” or “may” or similar expressions.

The Company cautions readers not to place undue reliance on any of these forward-looking statements since they speak only as of the date made and represent the Company’s expectations of future conditions or results and are not guarantees of future performance. The Company does not undertake and specifically disclaims any obligations to update any forward-looking statements to reflect occurrences or unanticipated events or circumstances after the date of those statements other than as required by law, including the requirements of applicable securities laws.

Forward-looking statements are, by their nature, subject to risks and uncertainties and changes in circumstances, many of which are beyond the Company’s control. Risk factors and uncertainties that could cause the Company’s actual results to differ materially from those described in forward-looking statements can be found in the Company’s Form 10-K, which was filed with the SEC on March 21, 2014 and is available on the Company’s website at www.doralbank.com, as updated from time to time with the Company’s periodic and other reports filed and to be filed with the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DORAL FINANCIAL CORPORATION

Date: June 2, 2014	By:	/s/ Enrique R. Ubarri
Enrique R. Ubarri
Executive Vice President and General Counsel